Discontinued Operations	12 Months Ended
Dec. 31, 2014
Discontinued Operations [Abstract]
Discontinued Operations
32.	Discontinued Operations

On August 1, 2014, the Company signed a contract with Beijing Liyuanshida Technology Co., Ltd., a company incorporated under the laws of China (“Liyuanshida”). In the contract, the Company agreed to sell Xushui for $13.1 million. Given that the Company previously borrowed $8.4 million from Liyuanshida during Xushui project's construction as of the date of the agreement, Liyuanshida owed a net amount of $4.7 million to acquire 100% of Xushui's equity including all the properties and the outstanding receivables. The contract scheduled a payment plan from July 2014 to June 2015, and stipulated that the Company should transfer the ownership of Xushui to Liyuanshida within 15 days from the date on which Liyuanshida pays off the entire contract amounts. Considering $0.7 million of the contract amounts Liyuanshida paid in 2014, in May 2015, TTB effected with Liyuanshida an amendment to the agreement as of August 1, 2014, that stipulated Liyuanshida would receive a $0.4 million's discount, and the sale would be effect if Liyuanshida could pay $3.1 million to TTB before May 15, 2015. Liyuanshida paid off the $3.1 million pursuant to the amendment on May 8, 2015. On July 22, 2015, SAIC approved the change of registered shareholders and legal representative of Xushui. In July 2015, the Company received another repayment of consideration amounting to $0.3 million. As of the filing date, the outstanding amount Liyuanshida owned to pay was $0.2 million. For accounting purposes the Company has accounted for those operations as discontinued operations as of December 31, 2014 as detailed in the tables below.

As of the date of this filing, closing on the sale of Xushui has commenced but has not yet been completed,

Results of Operations of Xushui	For the Years Ended December 31,
	2014	2013	2012
Net revenues	$747,132	$3,287,959	$10,056,749
Cost of sales	565,723	2,487,297	7,614,939
Gross profit	181,409	800,662	2,441,810
Operating expenses	90,183	95,578	82,869
Operating income	91,226	705,086	2,358,941
Other income, net	1,118,069	3,054	293
Income before taxes from discontinued operations	1,209,295	708,140	2,359,234
less: Provision for income taxes	22,725	177,034	589,808
Income from discontinued operations, net of tax	$1,186,570	$531,106	$1,769,426

Financial Position of Xushui	As of December 31,
	2014	2013
Cash	$496,566	$36,966
Other current assets	98	799
Inventories	1,146,164	1,160,630
Deferred cost of projects	3,149,854	3,538,660
Total current assets	4,792,682	4,737,055
Long-term unbilled revenue	13,131,525	11,573,799
Plant and equipment, net	1,860	-
Total Assets	17,926,067	16,310,854
Accounts payable	22,616	-
Loans from third party companies and individuals	244,061	-
Other payables	26,103	-
Taxes payable	1,022,382	981,134
Amount due to TRIT	12,356,004	12,244,364
Total Liabilities	$13,671,166	$13,225,498
Net Assets of Discontinued Operations	$4,254,901	$3,085,356